EXHIBIT 10.31

PROMISSORY NOTE
OF CELL SOURCE, INC.

NOTE NO. B __	March 8, 2016

FOR VALUE RECEIVED, the undersigned, Cell Source, Inc. a corporation with its principal office located at 65 Yigal Alon Street, Tel Aviv Israel 67443 (the “Company” or the “Maker”), hereby unconditionally promises to pay to __________________________ whose address is _________________________________________ or the registered assignee, upon presentation of this Promissory Note (the “Note”) by the registered holder hereof (the “Registered Holder” or Holder”) at the office of the Company, the amount of

$                                  (“Principal Amount”) and other sums as hereinafter provided, subject to the terms and conditions as forth below. The effective date of execution and issuance of this Note is March 8, 2016 (“Original Issuance Date”).

PAYMENT OF PRINCIPAL AMOUNT.  The duration of the note shall be 6 months, with the principal amount of this Note due and payable on or before September 8, 2016.

INTEREST.  Interest shall accrue at the rate of 10% per annum and be payable on the maturity date.

REPAYMENT.  This Note may be prepaid in whole or in part. Thereafter, the Maker shall have the right at any time and from time to time to prepay this Note in whole or in part without premium or penalty.

REMEDIES.  No delay or omission on part of the holder of this Note in exercising any right hereunder shall operate as a waiver of any such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion.  The rights and remedies of the Holder shall be cumulative and may be pursued singly, successively, or together, in the sole discretion of the Holder.

EXPENSES.  In the event any payment under this Note is not paid when due, the Maker agrees to pay, in addition to the principal and interest hereunder, reasonable attorneys’ fees not exceeding a sum equal to five percent (5%) of the then outstanding balance owing on the Note, plus all other reasonable expenses incurred by Holder in exercising any of its rights and remedies upon default.

GOVERNING LAW.  This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

SUCCESSORS.  All of the foregoing is the promise of Maker and shall bind Maker and Maker’s successors, heirs and assigns; provided, however, that Maker may not assign any of its rights or delegate any of its obligations hereunder without the prior written consent of the Holder.

[Signature Page Follows]

[Signature Page to Promissory Note]

IN WITNESS WHEREOF, Maker has executed this Promissory Note as of the Original Issuance Date written above.

Cell Source, Inc.

By:
Name: Itamar Shimrat
Title: Chief Executive Officer

Section 1: INVESTOR INFORMATION

Investor Name(s): (As is will appear on the Securities Purchased)
Individual Executing Profile or Trustee (If Applicable):
SSN / Federal I.D. #	Marital Status:
Date of Birth:	Joint Party Date of Birth:
Investment Experience (Years):	Joint Party is Spouse? ☐ yes ☐ no
Date of Organization (entities):
Total Assets (for entities, including irrevocable trusts, only):

Primary Street Address:
Primary City, State & Zip Code:
Home Phone:	Home Fax:
Mobile Phone:	Email:

Employer:
Type of Business:
Business Street Address:
Business City, State & Zip Code:
Business Phone:	Business Fax:

Section 2: OMNIBUS SIGNATURE PAGE

SIGNATURE PAGE

By execution and delivery of this signature page, you (the “Investor”) hereby subscribe to purchase the Securities indicated below, for the aggregate purchase price indicated below, pursuant to the representation made in these transaction documents  (the “Transaction Documents”).  You further (i) acknowledge and agree that you have read and understand these Transaction Documents, (ii) represent and warrant that the statements contained in these Transaction Documents are complete and accurate with respect to you and (iii) acknowledge and agree that your offer to subscribe to purchase the Securities indicated below, for the aggregate purchase price indicated below, is irrevocable and that the Company may decline to accept your offer in its sole discretion.

INVESTOR:

If Investor is an Individual:

Print Name:

Signature:

Social Security # or Fed ID #:

Print Name (if joint investment):

Signature:

Social Security # or Fed ID #

If Investor is an entity:

Name of Signatory:

Signature:

Title:

Telephone No.

Fed ID #

Street Address

Street Address – 2nd line

City, State, Zip

Investment Amount:

Principal Amount of Promissory Note Purchased:

Number of Warrants Purchased:

Aggregate Purchase Price:

Date:
THE COMPANY: Agreed and accepted as of the __ day of March, 2016. CELL SOURCE, INC., a Nevada corporation By: Name: Itamar Shimrat Title: Chief Executive Officer

Section 3: INDIVIDUAL FORM OF PAYMENT
☐ Wire funds will be made from my outside account according to the wiring instructions contained herein.
☐ Other:___________________ (specify form of payment).

Section 4: CERTIFICATE FOR INDIVIDUAL INVESTORS

If the Investor is an individual, including married couples and IRA accounts of individual Investors, pleased complete, date and sign this Certificate. The undersigned certifies that the representations and responses below are true and accurate:
The Investor has full power and authority to invest in the Company.

If the investment is to be held jointly, each investor must execute and deliver the Omnibus Signature Page and initial their investor status as requested in Section 5 below.
☐ Individual	☐ Joint Tenants (If you check this box, please note both joint tenants must complete Sections 4 and 5 below and sign the Investor Certification in Section 7)
☐ IRA	☐ Tenants in Common (If you check this box, please note both tenants-in-common must complete Sections 4 and 5 below and sign the Investor Certification in Section 7)
☐ Tenants in the Entirety	☐ Community Property (If you check this box, please note all holders must complete Sections 4 and 5 below and sign the Investor Certification in Section 7)
☐ Grantor of a Revocable Trust (Identify each grantor and indicate under what circumstances the trust is revocable by the grantor. If you check this box, please note all grantors must complete Sections 5, 6 and 7 below and  trustee(s) must sign the Investor Certification in Section 14): __________________________

___________________________________________________________  ☐ Check if any Grantor is deceased, disabled or legally incompetent.

Section 5: INDIVIDUAL INVESTOR STATUS

In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status.  Please initial each category applicable to you as an investor in the Company.

Annual Income:		Net Worth:	Liquid Net Worth:
1	(Initial if Applicable)
I certify that I have a net worth, or joint net worth with my spouse, in excess of $1 million.  For purposes of the foregoing net worth calculation, I have excluded my/our primary residence, and I have not included any indebtedness secured by my/our primary residence as a liability, unless the amount of such indebtedness exceeds the fair market value of my/our primary residence at the time of purchase, in which event the amount of such indebtedness that exceeds the fair market value of my/our primary residence is included as a liability in determining my net worth or my joint net worth with my spouse.

2	(Initial if Applicable)
I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

3	(Initial if Applicable)	I certify that I am a director or executive officer of the Company.

Section 6: ADDITIONAL SUITABILITY CERTIFICATION (INDIVIDUALS)

(a)  Please describe your current employment, including the company by which you are employed and its principal business:

(b)  Please describe any college or graduate degrees held by you:

(c)  Please list types of prior investments:

(d)  Please state whether you have you participated in other private placements before:

YES_______                                           NO_______

(e) If your answer to question 7(d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private Financial Services Companies
Frequently	____________	____________	____________
Occasionally	____________	____________	____________
Never	____________	____________	____________

(f) For individual Investors, do you expect your current level of income to significantly decrease in the foreseeable future?

YES_______                                           NO_______

(g)  For all Investors, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

YES_______                                           NO_______

(h)  For all Investors, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______                                           NO_______

(i)  For all Investors, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______                                           NO_______

Section 6: ADDITIONAL SUITABILITY CERTIFICATION (INDIVIDUALS) (Continued)

(j)  Are you affiliated or associated with a FINRA member firm (please check one)?

YES_______                                           NO_______

If Yes, please describe:

*If Investor is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

____________________________________
Name of FINRA Member Firm

By: ________________________________ Date:  ___________
Authorized Officer

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Section 7: INDIVIDUAL CERTIFICATION

The undersigned certifies that the representations and responses above are true and accurate and further certifies that the undersigned has the authority to execute and deliver these Transaction Documents and to take other actions with respect thereto.

The undersigned further certifies under penalty of perjury that:

(a) The undersigned’s correct social security / federal taxpayer identification number is set forth above, and

(b) The undersigned is not subject to backup withholding.

Investor Name:	Investor Name (if joint investment):
By (Signature) :	By (Signature) :
Date:	Date:

Section 8: CERTIFICATE FOR CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY,
TRUST, FOUNDATION AND JOINT INVESTORS

If the Investor is a corporation, partnership, limited liability company, trust, pension plan, foundation, joint Investor (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

☐ Limited Partnership	☐ General Partnership
☐ Limited Liability Company	☐ Corporation
☐ Irrecoverable Trust	☐ Pension, Profit Sharing, Money Purchase, Keogh or 401(k) Plan; IRA or other employee benefit plan
☐ Other form of organization:
Indicate the approximate date the undersigned entity was formed:
NOTE: PLEASE PROVIDE A COPY OF THE ORGANIZATIONAL DOCUMENTATION. (i.e., Article of Incorporation, Partnership Agreement, Operating Agreement, Trust Agreement, etc.)

FOR ERISA PLANS ONLY:
Is the Investor a “Benefit Plan Investor” or acquiring the Securities on behalf of any entity which is a “Benefit Plan Investor,” as such term is defined in Appendix A (for entities only, including IRA investors)?

☐           yes                      ☐           no

Investors answering “yes” above, please check each box that accurately describes the Investor:

☐The Investor, or the entity on whose behalf the Investor is acquiring the Interests, IS a “Benefit Plan Investor” but IS NOT an “ERISA Investor” as such terms are defined in Appendix A.

☐The Investor, or the entity on whose behalf the Investor is acquiring the Interests, IS an ERISA Investor that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), but IS NOT subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Please notify the Company immediately if you checked the above box and the ERISA Investor subsequently becomes subject to Title I of ERISA.

☐The Investor, or the entity on whose behalf the Investor is acquiring the Interests, IS an ERISA Investor that IS subject to Title I of ERISA.

If the Investor answered “yes” above, is the Investor obligated to file an annual return/report on an IRS Form 5500 Series form?

☐           yes *                      ☐           no

                   * Investors answering “yes” please provide the following information:

Investor’s plan name:

Investor’s plan number:

Name of plan sponsor:

EIN of plan sponsor:

Section 9: ENTITY FORM OF PAYMENT
☐ Wire funds will be made from my outside account according to the wiring instructions contained herein.
☐ Other:___________________ (specify form of payment).

Section 10: ENTITY INVESTOR STATUS

In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status.  Please initial each category applicable to you as an investor in the Company.

1	(Initial if Applicable)
A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

2	(Initial if Applicable)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;
3	(Initial if Applicable)	An insurance company as defined in Section 2(13) of the Securities Act;
4	(Initial if Applicable)	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;
5	(Initial if Applicable)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;
6	(Initial if Applicable)
A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

7	(Initial if Applicable)
An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

8	(Initial if Applicable)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;
9	(Initial if Applicable)
Any partnership or corporation or any organization described in Section 501(c)(3) of the Internal Revenue Code or similar business trust, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

10	(Initial if Applicable)
A trust (including a revocable trust and an irrevocable trust) ,with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule  506(b)(2)(ii) of the Securities Act; or

11	(Initial if Applicable)
An entity (other than an irrevocable trust) in which all of the equity owners* qualify under any of the above subparagraphs described in Section 6 or this Section 11.  If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and have each equity owner complete and deliver Sections 5-8 hereof (Note: an “equity owner” for the purposes of this Questionnaire means (1) stockholders in the case of a corporation, (2) limited partners only in the case of a limited partnership, (3) general partners in the case of a general partnership, (4) members in the case of a limited liability company, (5) partners in the case of a limited liability partnership, (6) grantor(s) in the case of a trust revocable at the sole option of grantor(s):

Section 11: ADDITIONAL SUITABILITY CERTIFICATION (ENTITIES)
(a)  Please list types of prior investments:

(b)  Please state whether you have you participated in other private placements before:

YES_______                                           NO_______

(c) If your answer to question 12(b) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private Financial Services Companies
Frequently	____________	____________	____________
Occasionally	____________	____________	____________
Never	____________	____________	____________

(d) For trust, corporate, partnership and other institutional Investors, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______                                           NO_______

(e)  For all Investors, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______                                           NO_______

(f)  For all Investors, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______                                           NO_______

(g)  For all Investors, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______                                           NO_______

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Section 11: ADDITIONAL SUITABILITY CERTIFICATION (ENTITIES) (Continued)

  (h)  Are you affiliated or associated with a FINRA member firm (please check one)?

YES_______                                           NO_______

If Yes, please describe:

______________________________________________________________________
______________________________________________________________________

*If Investor is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

____________________________________
Name of FINRA Member Firm

By: ________________________ Date: ___________
Authorized Officer

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Section 12: INSTITUTIONAL SUITABILITY CERTIFICATE AFFIRMATIVE INDICATION OF EXERCISE OF INDEPENDENT JUDGMENT (Pursuant to FINRA Rule 2111)1

In connection with any recommended2 transaction or investment strategy by a registered broker-dealer, the undersigned acknowledges on behalf of the Institution named below that:

I.	It is an Institutional Account as defined in FINRA Rule 4512(c)3;

II.
It (1) is capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities; and (2) will exercise independent judgment in evaluating the recommendations of any broker-dealer or its associated persons, unless it has otherwise notified the broker-dealer in writing;

III.	It will notify the broker-dealer servicing the Institutional Account if anything in this Certificate ceases to be true;

IV.	He or she is authorized to sign on behalf of the Institutional Account named below.

By signing this Certificate, the undersigned affirms that the above statements are accurate but does not waive any rights afforded under U.S. federal or state securities laws, including without limitation, any rights under Section 10(b) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

NOTE:  This Certificate shall apply with respect to all recommended transactions and investment strategies involving securities that are entered into by the “Institutional Account” named in this Certificate, whether for the account of such Institutional Account or for the account of any beneficial owner that has delegated decision making authority to such Institutional Account.

Institutional Account Name:	Address, City, State, Zip:
Name of Authorized Signatory:	U.S. Tax ID/EIN (if applicable):
Title of Authorized Signatory:	Telephone:
Signature of Authorized Signatory:	Date:

1      Available at http://www.finra.org/Industry/Regulation/FINRARules/.

2      As defined in FINRA Rules.

3
The term “Institutional Account” means the account of: (1) a bank, savings and loan association, insurance company or registered investment company; (2) an investment adviser registered either with the SEC under Section 203 of the Investment Advisers Act or with a state securities commission (or any agency or office performing like functions); or (3) any other person (whether a natural person, corporation, partnership, trust or otherwise) with total assets of at least $50 million as of the date of this Certificate (whether such assets are invested for such person’s own account or under management for the account of others).

Section 13: CERTIFICATION

The undersigned certifies that the representations and responses above are true and accurate:

The Investor has been duly formed and validly exists and has full power and authority to invest in the Company.  The person signing on behalf of the undersigned has the authority to execute and deliver these Transaction Documents on behalf of the Investor and to take other actions with respect thereto and certifies further that each of these Transaction Documents have been duly and validly executed on behalf of the undersigned entity and constitutes a legal and binding obligation of the undersigned entity.

The undersigned further certifies under penalty of perjury that:

    (a) The undersigned’s correct federal taxpayer identification number is set forth above, and

    (b) The undersigned is not subject to backup withholding.

Investor Name:
By (Signature):
Name (Print):
Title:
Date:

Wire Transfer Information

Wire to:	TD Bank
224 West 57th Street
New York, NY 10019

A/C of Cell Source, Inc.
A/C#:
ABA#: 026013673
SWIFT Code: TDOMCATTTOR
Note: Cell Source March 2016 Bridge